UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 7, 2013

ACCESS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-9314	83-0221517
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2600 Stemmons Freeway, Suite 176
Dallas, TX 75207
(Address of principal executive offices) (Zip Code)

(214) 905-5100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Access Pharmaceutical, Inc. (the “Company”) was held on May 7, 2013.  The following matters were acted upon:

1.  ELECTION OF DIRECTORS

Mark J. Ahn and Mark J. Alvino were both elected to serve as directors of the Company until their successors are duly elected and qualified.  The results of the election of directors are as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Mark J. Ahn	73,971,987	1,695,162	10,448,061
Mark J. Alvion	73,977,568	1,689,581	10,448,061

2.  APPROVAL ON AN ADVISORY BASIS OF THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS.

Approval on an advisory basis of the compensation of the to the Company's named executive officers was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
74,350,691	1,296,391	20,066	10,448,061

3.  APPROVAL ON AN ADVISORY VOTE ON THE FREQUENCY OF ADVISORY VOTES ON THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS.

Approval on an advisory basis on the frequency of advisory votes on the compensation of the Company's named executive officers was approved for every three years by the following votes:

Votes For 1 Year	Votes For 2 Years	Votes For 3 Years	Abstain	Broker Non-Votes
1,497,234	255,794	72,161,370	1,752,751	10,448,061

4.  APPROVAL TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 130,000,000 SHARES TO 200,000,000 SHARES.

Approval to the Certificate of Incorporation to increase the number of authorized shares of common stock was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
74,240,325	1,425,118	1,705	10,448,061

5.  APPROVAL TO THE COMPANY'S 2005 EQUITY INCENTIVE PLAN.

Approval to the Company's 2005 Equity Incentive Plan to increase the number of authorized shares of common stock from 5,000,000 shares ot 25,000,000 was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
73,659,485	10,748,065	7,712	10,448,061

6.  RATIFICATION OF APPOINTMENT OF WHITLEY PENN LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.

 Ratification of the appointment of Whitley Penn LLP as the independent registered public accounting firm of the Company was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
84,241,904	1,759,115	114,171	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Access Pharmaceuticals, Inc.
(Registrant)

By:   /s/ Stephen B. Thompson
              Stephen B. Thompson
       Vice President and
       Chief Financial Officer

Dated  May 9, 2012